Exhibit 10.4

J R ;tt}9 l ¥flt,} } i,J (. Equity Interest Pledge Agreement *JR cr "* "> r n - =f 2 m 1 12 15 Ba $$ A j¾ . f 000 Crl $ " $ 00 " ) : ljilm i - T : This Exclusive Interest Pledge Agreement (this "Agreement") is executed by and among the following Parties as of 15 / 12 / 2021 , in Shenzhen, the People's Republic of China ("China" or the "PRC") : E!3n= ::k1rAa c :1J11> tt1f l!0ii.l er " ttA" > , - i>f:&mi$OO ¥ t i9:.1Ll o 1¥a 1¥ J 1' r 1 H!l l 0 ii. I , ttM:t:iht.rl : : I m J I I W i B 3 t K t i mm : 1=i Jlt “ lK 1 : i J l t=f!riffifJr it t citij 4 $ ,t , A . B A 4209 A 26 ; Party A : Dayourenzai (Shenzhen) Technology Co . , Ltd . (hereinafter the "Pledgee"), a wholly foreign - owned enterprise, organized and existing under the laws of the PRC, with its registered address at A 4209 A 26 of Tower A . B, Xintian Century Business Center, west of Shixia North 2 nd Street, Shixia Community, Fubao Street, Futian District, Shenzhen ; Z n 1: *ti - ¥ C $ 0 , filiiE%iiih: 442000199002165453) Party Bl: LI Zanyu(a Chinese citizen with Identification No.442000199002165453) z n 2: w c $000 , filiIE% = 4301s119s10329001x> c zn 1 - ,g - "il i A " ) Party B 2 : XIE Jing(a Chinese citizen with Identification No . 43078119870329001 X) (together with Party Bl, collectively as the "Pledgors", and each a "Pledgor") . ::k1r - =¥ C iJII) f ,1 , tt1f ll0ii.l pgn: tm:l:.rl:: :IJilmWhlJlK - mtf!ri1I::kfllt “ lK$ IJ.i1.:ttl!::kJI c 3604 It!JG Party C: Daheshou (Shenzhen) Information Technology Co., Ltd. Address: Unit 3604 of Tower C, China Resources Land Building, Dachong Community, Yuehai Street, Nanshan District, Shenzhen a* $, .!9lttA, ili A pgn r " - n", 1r " n"o In this Agreement, Pledgee, each of the Pledgors and Party C shall be hereinafter referred to as a "Party" individually, and as the "Parties" collectively. - =f: Whereas: 1. ili A $000 a$001f ttM - 1Ll¥J1f 1r . a* a , 1 r it¾ ' 1f pg n 100% 1¥J J R , 1 pg n t t :lll i *A m 1 oo 73 JG (RMBl, 000 , 000 ) 0 pgn - *a $ : 1 Jllmtt : llli . 1 Ll ¥ ] 1 f l! 1 f 0 ii . l O pg n 1 f • a • ili A M Aa* r! ¥ J 4 #mm ! ¥ J ® i 2 ; tt ; The Pledgors are either citizens of China or limited partnerships validly registered in China, who as of the date hereof collectively hold 100 % of the equity interests of Party C , representing RM B 1 , 000 , 000 i n th e registered capita l of Party C . Party I W*)tftf: Strictly Confidential

C is a limited liability company registered in Shenzhen, China . Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge ; 2. J.9H)(A - * - t£1=f=t tt:JlJtl¥J5' i H!ll. 1i:: o JfftttA1=Jp;j1J iT7J!ll.* * - f} c > : JfftttA1=JililfftA,p;j1 J iT 7 * t t c r>: ililfftA •7 ttlfftttAi¥J tt c r>: The Pledgee is a wholly foreign - owned enterprise registered in China . The Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below) ; Party C, the Pledgee and the Pledgors have executed an Exclusive Option Agreement (as defined below) ; each of the Pledgors has executed a Power of Attorney (as defined below) in favor of the Pledgee ; 3. 7 filp;j1J ililfftA&fi * * - f} - ' * tt tt ri¥J *' ililfftA am1Jl=f=tm 1¥J $ :& lfftttA p;j1J ililfft A&f i * * - f} - ' * t t t t rl¥ J *•ililfft 1'1f!{ijL To ensure that Party C and the Pledgors fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, each of the Pledgors hereby pledges to the Pledgee all of the equity interest that such Pledgor holds in Party C as security for Party C's and such Pledgor's obligations under the Exclusive Business Cooperation Agreement, th e Exclusiv e Optio n Agreemen t an d th e Powe r of Attorney . 7Bfi a #l¥J . %1ifi>E H r iT* o To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms. 1. >E Definitions * i5C i,m , rJ ƒ tl i! : Unless otherwise provided herein, the terms below shall have the following meanmgs: 1. lffttt: mililfftAtlH@*11J,i,5( 2 rJfftttA1¥J1f! /fmtt, PmmittA $ 1¥J, ilimiA!.v:i mittAl¥Jmi tt , mi tt 1 ¥ J IJ ;: iJt,t c ftl ¥ Jtt 5 f U o Pledge : shall refer to the security interest granted by the Pledgors to the Pledgee pursuant to Section 2 of this Agreement, i . e . , the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from th e auctio n or sal e of th e Equit y Interest . 1. 2 m i :& : milimi A † liui} - itf # 1¥Jp;j1 J 100%1¥ J tt , f p;j1Jtt:JlJt *A ffi 100 niG, ,& * - f} - ¥! 1 1¥J - t£p;j1Jl¥J t'fi3 tttt o Equity Interest: shall refer to 100% equity interests in Party C currently 2 *.>C11f Strictly Confidential held by the Pledgors collectively, representing RMB 1,000,000 in the registered capital of Party C, and all of the equity interest hereafter legally acquired by the Pledgors in Party C. 1. 3 m ¥f l M i : m * i9J i t 3 1kt.fil ) l:' . 1¥ 1 M fa J o Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement. 1 . 4 3 t Jt 1 tf :: mr,,g : 1 J MlJCA . - f - 2012 : ¥ 12 J=J 15 B iT 1 ¥ JJ!k* 4 1 t i 9 fi 5 l C "J!k* 4 1 ti 9 Ji 5 C') ; iliMA, pg : 1 J M : &A - t - 2021 : ¥ 12 J= J 15 B i T 1 ¥ 1 J!k* W J : & 1 i> l c "J!k*W J : &i 9 J - W" ) ; f Ƒ il i M A - f - 2021 : ¥ 12 J=J 15 B 1 ¥ 1 : & rfr C " : & rt " ) , &xtlit r Jt 1 tf : l ¥ J{ffi 1 J f c& , f i,J ; fD / ]! o Transaction Documents : shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on 15 / 12 / 2021 , (the "Exclusive Business Cooperation Agreement"), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgors on 15 / 12 / 2021 , (the "Exclusive Option Agreement"), Power of Attorney executed on 15 / 12 / 2021 , by the Pledgor (the "Power of Attorney") and any modification, amendment and restatement to the aforementioned documents . 1.5 5 ( 4: :H i il i M A t f J!k * W J l X i9J - i5 l , : & rt ; f * Ƒ i> l tff i r ffi 1¥1ffi 5(4; pg:1Jtf * * i9J - W, *WJ :&i9J - W, l Ƒ * ,it tffi r rfi 1¥1 rfi 5 * l o Contract Obligations: shall refer to all the obligations of the Pledgors under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement. 1 . 6 t! ! 1 *: m m : & A m 1: “ 1 y,,g 1f A l Ƒ 1 a 3t J t 1tf: r 1¥ 1 1 f fA J :i i t •#w a l¥1½ $ ' ,ff i ff l eyffit t l¥1 - o • m 1¥1 •1¥ 1 m m - t - M:&A •1¥1 • t t • ffi ,pg:1Jtf * * i9J - W:rffir@ M1¥1m4•m,a3t J t ftf: r 1¥ 1 :i i g/,J g 1 & ffl * • ff l , & M : & A Y 9 5.¥. fM il i M A ;f Ƒ / pg :1J fr 5(9) - W l¥Jffi - fflo Secured Indebtedness : shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgors and/or Party C under the Transaction Documents . The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees under the Transaction Documents, all expenses occurred by the Pledgee in connection with enforcement of any Pledgor's and/or Party C's Contract Obligations and etc . 3 WJti4 Strictly Confidential

7. iit'tJlHtf:: m:;1s:11J,i,5<.ffi 71kJ=iJT Ll1f1PJ'tw o Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement. 8. iit'tJ5m5;a: t M;ttAtlH@:;is:i1J - i5<. te s<J ;(Jiiit'tJ$1tf:s<J5m5;a o Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default. 2. M;tt Pledge 1. 1 “ 1 M A ttjPJ:e: i M WIN: ;tt fffl:;is: i1J - i5l s<J t' - J JE 1 “ 1 M M ;ttA 1t79 J& ff jP J * ff l ff l ffl*s<Jff l o 1fttjPJ:e:l “ JM A fffl:;is : s< J JE M W IN :; t t 1 “ 1 M M ; tt A o The Pledgors agree to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement . Party C hereby assents that the Pledgors pledge the Equity Interest to the Pledgee pursuant to this Agreement . 2.2 f:EMWWWiJ, F J:fHt Y!fJil .11:, M;ttA1f;tt410fXMWJN:;ttfoJTf=1:. s<Jt t IN : o * M;ttA$ % ffijPJ:e:,l “ lM A ff i ffi M tt;tt *fflB"JJN: *ttol “ lMA MWIN:;ttW*ffls<JJN: *ttf:E l “ lM A m s< J AMffi & -- M;ttAB" J *(l ) AM;ttAs<JmJE P . M;tt A ff,#ff l ff l jP J * ® %Mfflffl † ffl*: C2) tE t:fl OOY!W .11:s<Jmll , t:fl OOit ftif s<J1f:r.t .tlt ttlLl, & 1k # M * M;tt A M;ttAmJEs<JAo During the term of the Pledge, unless prohibited by the applicable laws and regulations, the Pledgee is entitled to receive dividends distributed on the Equity Interest . Without the prior written consent of the Pledgee, no Pledgor shall receive dividends distributed on the Equity Interest . Dividends received by any Pledgor(s) on Equity Interest after the deduction of individual income tax paid by such Pledgor(s) shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment ; or (2) to the extent not prohibited by the applicable PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws . 2.3 tEM;ttA•% ffijPJ:e:s<J'tl15l r, l “ lMA1fJJJx 1 1f:tt H o l “ lM A x& 0 mmwa 0 mm:;1s:t:p m s<J1 “ 1m a • M JN:;tt , 1 f 79 .tl t U* - s< J MW i1 } , # m s<Jl “ lM8b•MWf f o The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee . Any additional equity interest obtained by any Pledgor as a result of such Pledgor's subscription of the increased registered capital of the Company shall also be deemed as Equity Interest, and the Parties shall enter into further equity pledge agreement for this 4 1¥. ' )t# Strictly Confidential purpose and complete registration of the pledge of such additional equity interest. 2. 4 Ƒ p; j 1JttHi ftW a<J ; tt · l t1JJl!J i¥ E ff - =f [;,J, M E>t MW,a p;j 1J - 1«1t %.5¼ M E>tM W † ,iliMAMp;j1J - f«ft * a<Jff W .@mffl M A a< J *Cl)HA M Aa<JmJ E ? , M A ff , #fflrffl* 4 Mfflffl*ffl4 ; E> t C2) a ft W M a<Jff i . [;,J , f t W f t a< J 1 J # M - = f M A E> t M Am J E a< J A o In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgors upon Party C's dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment ; or (2) to the extent not prohibited by PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the applicable PRC laws . 3. MW I! Ter m of the Pledge 3 .1 * M † * #J - i50y(F a< J M W 119: ill Ma ffl@ a< I J 1ffj ff ii& ff :E]!f}l f t ic. z B . M M M ffi 4Bff% * ff i a<Jffl*ffl 4Mffl% * oiliM A p;j1J@C - ) † *#J - - zB® 3 I z B ,ffl*#J - a<JM ff ap;j1JJ19:* M ,#C=) † *#J - B - = - + 00) B fPJif † @a<JI[ffjffiJ&ffJJttJ1 $iiffic.*#J - i,)(:i:_mr a< J M o 7I . be 119 : M 1 ' I jff j f f . 1 J & p; j 1J 1tl!.Jl9: *@ * - Jm , t l E> t - f,H ¥ - p; j 1 I Jif r a I • ffn & f f e $ n * a<J m wa<J, & *#J - rmrM ffi a<JJ19: M c[;,J,rffl• "Irffjf f M ") • IrffjffiJ&ffe m ,Iftf f M * JE - :i:_m,ru[;,J,*#J - J E oiliM A p;j1J @ a ftW - Ififfn&ffe m a< J :i m *· • m a< J ##be ff i . *fil M a $M † $ fflf t o The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the "AIC") . The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid . The Pledgors and Party C shall (1) register the Pledge in the shareholders' register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within thirty (30) days following the execution of this Agreement . The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the " AIC Pledge Contract") . For matters not specified in the AIC Pledge Contract, the 5 :.t'Xf4 St rictl y Confidential

Parties shall be bound by the provisions of this Agreement . The Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing . 3.2 m ¥f!A A i . jl o 1 “ m 1 AlD / !iJ Z p; j * 1 f J & ff - g - J l 4 !il x f1:I'! ! { l 4 , m A Jl4 * • ff m o During the Term of the Pledge, in the event any Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation , to exercise the Pledge in accordance with the provisions of this Agreement . 4. m JEiiEa<J tr Custody of Records for Equity Interest subject to the Pledge 1. {r* i, 5 ( Ji! a<Jm 11 ¥ AA i , 1 “ 1 mA 1 r* i 5 l iTZ . B - m] t t £ p ; j 1 fa<Jt t l “ lMfi l R tt m tt * M M m A Wom A 1 r * • i : $ ¥ f ! A A O O - B W @ #o During the Term of the Pledge set forth in this Agreement, the Pledgors shall deliver to the Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement . The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement . s . tBmA*'1pg1fa< J *' 1 fil Representations and Warranties of the Pledgor and Party C 1 “ 1mA p;j1fM 1r* - z.B 1f &* fil = As of the execution date of this Agreement, each of the Pledgors and Party C hereby jointly and severally represent and warrant to the Pledgee that: 1. 1 “ 1mA m¥f!tt:tzlli - a<J - & JiJr Aam:tzA :tz!V - * i5l Ji! a<J1f * # iJ: m 11¥ tt:t z 0 The Pledgor is the sole legal and beneficial owner of the Equity Interest . The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement . 2. l “ l At Ƒ p;j1f¥.9A i:Sa<J h, f3 ht Ƒ :tz!V - iTt Ƒ f1* i5l, # 8 f f t £ * 5 l 4o * - - l “ l m A p; j 1 f - g - , RA - ha<J5l4, # AA M ffo Each of the Pledgor and Party C has the power, capacity and authority to execute and deliver this Agreement, and to perform it/his obligations under this Agreement . This Agreement constitutes the Pledgor ' s and Party C's legal , valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof . 6 ffi')tftj: Strictly Confidential

fUffiJ H o Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest. 5 .4 tl: l m 1 Al o p; j 1 J B 79 , 3( : 1 1 l O Jf l ff * i>O f 1 il&Jf - f filH 1 * ƒ = = 1 J £fJ f 5 J : e : liHtt fl c ; s= rm ) o The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for th e execution , delivery an d performance of thi s Agreement . 5.5 * i - XffJ -- 3(:f'TlO./atfff.9:f : (i) - @3&ii&1f1i'iJf'f*ffJ9=1 1ti¥; (ii) -- '=iJp;J1J lidJt1m .IH9'::t1tJ:ffl1fkfu!il; (iii) - @3&ii&XR: - 1J dx - rXf'f - hffJffM f5Jd::t#,d XR: - 1J dx - rXf'f *hffJffM f5J ::z# ffJii ; 00 - @3&ii& ffM - 1J ffJffWilFmdmflffJ tl - f'lO(d) f'f ffJff1i'iJ 1k1lt; d(v) - @3& ff1i'iJ - 1J71 £fJff1i'i i J ,lf ey d m f l q: i 1.1 : d I H d j ) f f :t J Ƒ 1 k 1tJ: o The execution, delivery and performance of this Agreement will not : (i) violate any relevant PRC laws ; (ii) conflict with Party C's articles of association or other constitutional documents ; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound ; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party ; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions . 6. tl: I m 1 A p; J 1 J £f J ilk* Covenants of the Pledgor and Party C 1. a* i - x# MfsJ, tl:lm1Al Ƒ p;j1J f5JloJtJJ,J m1aA**: During the term of this Agreement, each of the Pledgors and Party C hereby jointly and severally covenant to the Pledgee : 1. Jflff 3 ( : :: Z 1 tJ : 1 . *t m 1 ; &A $ % iiif 5 J : t, tl : lm 1 A : f 1 iJ : m 1 WadJtffW $ 7 t, : fffltEm 1 wa dftilF#tEffW ffl*dX ffl 4 ffl ; p ; J 1 J : ffflf 5 J : td M *ffn ; The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents ; Party C shall not assent to or assist in the aforesaid behaviors ; 6.1.2 tl: I m 1 A l Ƒ p;J1 J J † l:i l l1JtftArl f *m1 ffJfofrlf ffl 1ti¥¥ttJeffJtJil . - lr * •m*•m1 a tl:l d ffJffW -- m+ d - . E(5)8 m 1 aAtl :l * - - m Ƈ dR . f5] - * -- m Ƈ d - .d AAm1aAffJ *d MaAf5J:t• *• mtl:l&x - rfifil* ƒ *; 7 l&'Xf1t - Strictly Confidential

The Pledgor and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge (if any), shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee's reasonable request or upon consent of the Pledgee ; 6.1.3 tB M A Din:1J $ tff fiifAJ JJoinJm ¥l1 JN;tJZ. C d;Kff f PJ$?t) 1¥] - ,: # d l¥ J . &e y xttBMAa* *dxttBMABfr;Ka * *ey l¥Jff W fil, 1¥JffW - ,:# d IIJl¥ J 9;a&Btji9;a)Pi;tll.A; Each of the Pledgors and Party C shall promptly notify the Pledgee of any event or notice received by it that may have an impact on the Equity Interest ( or any portion thereof,) as well as any event or notice received by it that may have an impact on any guarantees and obligations of the Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement ; 6.1. 4 i n :1 J $ t E ; K g M lt@#ln w = : C 3 ) - t - J 3 1} :fJ} L .fi l *t 2 g M !¥]ff . * 1¥ ] 0 Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement . 6.2 tB mi A :l, M;tJZ.AfS(* - Jjj,i,5( ft 1ijl¥Jx,tM;tJZ.19fff l¥J;tJZ.liJ, $ iiJ tBmAdtBmA1¥J•ff*,.ffiAdtBm A ffiAdffW; K A M llEF f l¥ J ltlrdW J o The Pledgors agree that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgors or any, successors, heirs or representatives of the Pledgor or any other persons through any legal proceedings . 6.3 t B N t A rt J N t ;tll. A *iiE, *! P d:1r?t l * i,5(x, j i f * Ƒ f! ! *fl * 1¥ J 1. † *,tBmAff l - , # ; K ;tJZ.f f * l¥ J - A - ;tJZ.Aff i *l¥Jffiff1¥J;tJZ . fi l , - fr # ; K f f * 1¥ J - ,:A&f r ;tJZ.Aff i *1¥Jf r , # * - Nt;tJZ. A ;tJZ . , tXl¥Jfr m:fJHI iJ, m;tJZ.Ad;Km;E 1¥JA( † ?&Al A) - Jifrff 1¥Jff *Nt¥l1JN;tJZ.ffiff;tJZ.1¥J #,#tE - ir M rtJNt;tJZ.Am: ;K ffl l¥J ff i f f l¥ J f f * ;tJZ . 1¥ J ,. Ƈ H ; E o To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, each of the Pledgors hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements , deeds and/or covenants required by the Pledgee. The Pledgors also undertakes 8 ltJt # Strictly Confidential to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons) . The Pledgors undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee . 6. 4 1 “ 1 Jff i A r/:iJ Jff i ttJdiiiE , 1 “ 1 Jff i A J i , J! I f f :2fs : 11J , i,5 ( r_vff JiJ T Er - 1 *iiE, ffe , 11 J, , & #o l “ llffiA 8 ff ½ 8 ff *fil,ffe , 11 J, , &*#, l “ llffiA $ Mffl ttA Er - J - Wffl o The Pledgors hereby undertakes to comply with and perform all guarantees, promises , agreements, representations and conditions under this Agreement . In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgors shall indemnify the Pledgee for all losses resulting therefrom . 7. i:fit $14 Event of Breach 1. r JLl li'.l'..m fffi'. t1:Jgi:fitlH4: The following circumstances shall be deemed an Event of Default : 7 .1.1 1 “ 1 Jff i Ax t 1: E 3'.t : x 1 4 & ! :2fs : 11J , i5 l J'. . r m Er - J 1 f {ii J 5t.. % H 9 i:f i & ; Any Pledgor's any breach to any obligations under the Transaction Documents and/or this Agreement. 7.1.2 pg 1J xt tE 3C: x 14 &!EX:;$: ijj, i5l J'..m r H91f {iiJ 5t.. % Er - 1 i:fi & o Party C's any breach to any obligations under the Transaction Documents and/or this Agreement. 7 .2 tr a 9; 0 U!EX.bt: f :;$ : • 7 . 1 * JiJ T H91 f {ii J $ J'.. m E X "i:f f f l - @J&... t $ J'.. m H 9 li'.1 4 B ' l “ llffiA pg1J$ 00% JffittAo Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7 . 1 , such Pledgor(s) and Party C shall immediately notify the Pledgee in writing accordingly . 7 . 3 F - 7 . 1 * rH 9 i : fit li' . { 4 tEJffitt A ri=D l “ llffiAfO/EXpg 7 J l “ l JJ< t 4 I E i : fi t ffj g OJ † H 9 =+ C 20 ) : J ( z . P - J B t JffittA JJ<fijJU 1 1 i, JffittA - tE J † H 91 f@ ,"i : ffri=Dl “ llffiA l “ l ffii : fi , JJ< ffi - 8 *ff{tJffitto Unless an Event of Default set forth in Section 7 . 1 has been successfully resolved to the Pledgee's satisfaction within twenty (20) days after the Pledgee and/or Party C delivers a notice to such Pledgor(s) requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to such Pledgor(s) in writing at any time thereafter , demanding the Pledgor to immediately exercise the Pledge in accordance with the 9 ffi - \ t)t# Strictly Confidential provisions of Section 8 of this Agreement. 8. J.vi:&s<Jff Exercise of the Pledge 1. f E I.v i ; & Jd' ? ftJ t I.v i :tE J : l & %L l 13 1 , I.v i ; & A @ fP J il i I.v i A l “ FtHff i i i t" J jff i 9;r 1 o The Pledgee shall issue a written Notice of Default to the Pledgors when it exercises the Pledge. 2. !Ff 7.3 5k s<J i,m JE , I.v : i &A "i:iJ fE 8 .1 5k ili iit"J 3m 9;r1 z.J † s<Jff fi : iJl 31 faJ . mx t ffi : & fff t 7 ts<J : & % L l o Subject to the provisions of Section 7 . 3 , the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8 . 1 . 8 .1 5k 8 .3 I.v : i &A ff:& tE tHl.5 iliiit"J 3ffi 9;r1 J † , ff Jt ffl i:f:i00 ¥t1$, 3'.c: B #& * 5 k - W $ ffs<J½ $ i i m : t t . ff i f . vi & : &fifil d M , f . v i & : & m - % ffloffi : &Axt J t f f •: t t ® : & h ds<JffWff l ffo After the Pledgee issues a Notice of Default to the Pledgor(s) in accordance with Section 8 . 1 , the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest . The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers . 8.4 m:t:&Aff1tm:t:& 1ijs<Jtxr.m,m %x 11 *!.vi:tEJl&:&rro@ A<Jm• ®mm &fPJM:&A&ff *&ffl ffl † ffl*o - J'.ffiJ † ff •.M:ttA@ - 3'.c: iliMAd fflff ¥t1$,¥tmxt •r.m* ff:& s<1Jt Ad (i:i]iliffiAmtE 0film m .rn m zffw• ffl½$rnilim:tAffeffl:tEi:f:i00¥t1 $ r r ff i .iliMA @ q:i00¥t 1$f t - J'.ff i # M f.vi:&Adffi:&AffiJ E Ao The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for the taxes and expenses incurred as a result of disposing the Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment . After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor(s) or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where such Pledgor(s) reside(s), with all expenses incurred being borne by the Pledgor(s) . To the extent not prohibited by the applicable PRC laws, the Pledgor(s) shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by th e Pledge e i n th e manne r permitted by th e PR C laws . 10 it)tflj: Strictly Confidential

* r t t , t t % tt . %ff ffi •mo The Pledgee may exercise any remedy measure available to it simultaneously or in any order . The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Equity Interest is converted into or with the proceeds from the auction or sale of the Equity Interest under this Agreement, without being required to exercise any other remedy measure first . 8.6 ttA tt - trna:1r:ctm 1$9rp 1m1 - \ :JIA1r1t tt. ili A pe y :1 r x t li t 1 m i 111 Jr . t5 l o The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgors or Party C shall not raise any objection to such exercise. 8 . 7 tt A 1:&P.¥ - *11J,i,5(. :f r ttat , il i AlDpg:1J$ r 16' !l) J, tt A JJiil. tt o When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgors and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement . 9. B i f. ] J1 i 13: Breach of Agreement 9.t ili Adpg:1J tiffi&* i5l r fffEJ - ' - J . d Jilff, ½Bffd MBff* r fffi'iJ - 4. dili Adpg:1J O!A!:tl?5?.mi ) tE* i,5(.rB{Jffi ' - J O ttA tt 5J<ili Adpg:1J1r iE d* 1rfJ{n1t o :tzot E tt A fti J il i Adpg:1Jbtil i ffi3m9;o#m ili1 r iE 5}() † 8{]+ C 10) pg (d ttA 5J<B{J 1m - g - JI ir'3) ili Adm : 1 r O . ! . MW? £ mi )fil* 1 riE * *H J{n 1 t . 9 !tl ttA tt El ff tJc (1) Jt* i 5 l, # 5 J<ili Adpg : 1 J O 'tl? 5 ? . mi ) r $ 8 {] 1 YlW gf ; d (2) 5 J< 5 itMBffili Adpg : 1 J O tff? 5 ? . m i ) tE * i 5 l r 4 ,# 5 J<ili A pg : 1 JC ffl? 5 ? . mi ) r½ $ B{JfflWM o* AtE* rfffi'iJ o I f an y of th e Pledgors or Part y C materiall y breaches an y provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of such Pledgor(s) or Party C (as the case may be) . The Pledgee is entitled to require such Pledgor(s) or Party C to rectify or take remedial measures . If within ten (10) days after the Pledgee delivers a written notice to such Pledgor(s) or Party C and requires for rectification ( or within any other reasonable period required by the Pledgee), such Pledgor(s) or Party C (as the case may be) fails to rectify or take remedial measures, the Pledgee is entitled to, at its sole discretion, (1) terminate this Agreement and require such Pledgor(s) or Party C (as the case may be) to compensate all the losses ; or (2) require specific performance of the obligations of such Pledgor(s) or Party C (as the case 11 tfl - lt>C 11f Strictly Confidential may be) under this Agreement and require such Pledgor(s) or Party C (as the case may be) to compensate all the losses . This Section shall not prejudice an y other rights of th e Pledge e under thi s Agreement . 9 .2 F Y3 fir _m 5E, : “ L A Itfr † 1J tE 11fPJtlH5c.f.8 qf iii 1J ITff .rt † ..IG!ft *tlJ - i)lo The Pledgors or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws . · 10. iJ: Assignment 1. F Nit>lA$% fEJ , tfj ,&i Alllp;j1Jf.8:if - 1i iJ: † ..IGJt tE*tlJ - i5l:im ""f a<Jt>l *U 5( 4 o Without the Pledgee's prior written consent, neither the Pledgors nor Party C shall assign or delegate its/his rights and obligations under this Agreement . 2. *tlJ - i5lxtllil9iA& 1f , ffeA C ' † .}6 ffemi¥flnit>la<J) tat ftif a<J li/Jf.8 fir *n, #xt fir o This Agreement shall be binding on the Pledgors and his/her successors, heirs (including who inherited the Equity Interest) and permitted assigns, and shall be valid with respect to the Pledgee and each of his/her successors, heirs and permitted assigns . 3. Nit>lA "i:iJ tE1ffPJB1f t tE3ca Jtftf: *tlJ - i>l a<JJiJrfir † ..IG{ffilit>l*U 5(4 li ffi5E A,tE # ""f. iJ:A$$fir ffeffi3caJt # *tlJ - :im"""FNit>lA*fir ffeffl t>l 5(4, fEJ tlJ - 1J $$firlll11U - t$o At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement . 4. lzsl liJiJT - @3& Nit>lA5ff Fo, $,&i1)(A :j(, 1:BNiAlll/ † ..IGp;j1J l=j ffi Ni1)(A rr - fil l=j*tlJ - - 3& ffiNi¥fltlJ - ,#tEffi$ I 1T ff :EJ.fll*j ! 1T ic . 0 In the event of change of the Pledgee due to assignment, the Pledgors and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement , and register the same with the competent AIC . 5. tfj Ni Alll p;j 1J$F ilt r * t1J - i5Ull 1J itiJ!k † ..IGj¾ fE] {m fir* ti} •5E,'El.m3caJt#,8ff3caJt#:im""f 5(4,# j!ff1fM l;JJti O!A]tl} i)l a<J fir 'tilll ey _; flitl tAff 'ti{1= /:if - {1= 0 Ft[H@Ni1)(A 12 M X14 Strictly Confidential

mm , lliM A mff M M ftt t ffi # t t o The Pledgors and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof . Any remaining rights of the Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgors except in accordance with the written instructions of the Pledgee . 11. ll: Termination 1 1. 1 :t:E lli MAl Ƒ in 1JJt 5t, 1£ “ !!tr & f f 7 J=if r if i f 5( :% - 3 ¥ Ƒ WH 7 J=if r if f!!. - :% - ,MttA † fflWM A *.ag• - &r • f f o o . * M ftt t M , # irlliMAbettffi:(:Epgj J ft* ff l J=ifrf' F fttt M !!i c (;).,&be:t:Eff l I i HrI & emH 1 M ttWJ!!ico Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgors and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgors' request as soon as reasonably practicable and shall assist the Pledgor in de - registering the Pledge from the shareholders' register of Party C and with the competent PR C loca l administratio n for industr y an d commerce . 11 . 2 * i, 5 ( . ffi 9 , 13 , 14 ; f Ƒ *ff 1 i 1 . 2 1 Jl!JE : t : E* 11 H 5 l ll : if o The provisions under Sections 9 , 13 , 14 and 11 . 2 herein of this Agreement shall survive the expiration or termination of this Agreement . 12 . - ¥ ,& ft!?. ffl Handling Fees and Other Expenses - t}] E i * i,5( _ 1 I . m . & i H x, q: J ' † {1 3 r¥!W . J:l:l , I*•, (;J.,&ff M ft!? . - •m • Srnin1Jffefflo All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C. 13. W ff Confidentiality 1Jff e l k JE1 I * - * .(;).,& - - ff * W ffM Ƒ ffiM - WffiAo 1J † Mm1I • Wffi A (;J. W,W:t:E*ffl - 1J OO a$, ffl ffMffi - affM Wfg , , , 1 t Ju1t . - ; , : (a)0AA “ l l t l l 1f1AJ1t , . ('It# rn wmAz. - 11m 0A• Ŷ >: *fflmm w m.& HJl!JlW , I&JffSl'l - ®4 ' WJ=iJra•aiz . ff1A J 1 t , . : (c)rnff1AJ - 1J • * m w• &*·•• - I - W M* - ••zmA, 13 lt)tflj: Strictly Confidential

® * - •• - I - $ M* - * - ffl Wfi ff o ff - *· •• - I - m a<JMW n a<JMW, . - ft< * tJ } i - 5 lff e 1 ! ! t/ ; J fi f f 0 The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information . Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties , except for the information that : (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure) ; (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities ; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section . Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement . 14. ffl tf $i - 5 l a< J fH1c Governing Law and Resolution of Disputes 1 4 . 1 * tJ } i - 5 ( 8' - J i J .1 L j , J fiff , Ji i ff , f BJ( l O .11: 12). & $i - 5 l 8' - J f i ffl i : pffiJY ! o The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China . 2. !z9fifflO.lffl . ff*t»i - S l ® 1it1:a<Jf f $i - 5l , *tJ}i - 5 ( @t t $timub t ftJ} - 8' - J !;J.fi o * jffijitj}·· • ff - ey - · - m m mMa# a m . ff l a t a<J#a 1Jil!J!Ufcr8fu ¥ 0 1 c r 8 8' - J t f M “ i! ! ,¢.i : n :I J i l o 1 c raa R : , r nHi a< J , xt g/;J*jJO In the event of any dispute with respect to the interpretation and performance of this Agreement , the Parties shall first resolve the dispute through friendly negotiations . In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time . The place of the hearing of the arbitration shall be Shenzhen . The arbitration award shall be final and binding on both Parties . 3. 129fu¥fflO Jm ff* ttJ, i,5( W 1it1:ff {PJ $i - 5l ff {PJ $i - 5l iE - tE:i!ff {cp 8 at, $ i - 5 la<J . Jln 7 ' , *t»i - 5 l 1 JJ@ ff{ 1 El tE*tJJ - i - 5 l : i : Jnra<J ft!! . ; ¥ tl# 14 f:i!llt>C11F S t ri c tl y Confidential

J & fr EI 11 : * - i 5 l : i]r f 1 ¥ 1 jtfm .: x . * 0 Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement . 15. ii Notices 1. * #}i,5( Jyj r 31< 1¥J : V= * - i,5( if !¥J Ji)T if ii 1; Ƒ lll jtfm im fg Ji'Z im ii A Ji , :Ji'5Ill , !ll fiJHi, ·tRJiij!i*, ftJt it!.r!ll f4!¥J1J:i \ :tt 7J rm “ t!1hlo •im if z!¥JBM r1J:i \ :M : All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below . The dates on which notices shall be deemed to have been effectively given shall be determined as follows : 15.1.1 im1;0:tio:W : AJ i ttil i !¥J , !J!L l 1£rJLl “ t!1:l:J! : t& . i i :I. T rJLl:tt!!:l:.tl:z . B ' 7'11 f z B; Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below 15.1.2 im1;0:tio:W: J:tJcJiij!i*, :Ii Ill , !ll ffiNttili 1¥1, !J!Ll!V - 11: r Jtl “ 1!1:l:J!: t&, ffi 45C ff f PJ@: ffi'.ilH4 z. B , 7'1 if :it B; Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below; 15.1.3 im1;0:tio:W: !V.ft:Attili !¥J, !JW !V. rAJ rJLlft:A lj px;J}Jft z.B 7'J 1f tis:BCJi'ZIV. † px;!¥J - ffiA7'1fil)oim :W: !V. r #ttili!¥ J , 1 1: tt# - 1Jt& ffi ffiAB tt#p x; J }J 1 £ 24 1 J" B 1 P' J *41c¥Ll * i t r!ll f4 * :i t i!@ I 1¥lffi fg gl¥JM&r, !V.it!.r #px;J}J z.B7'11f :itBo Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no . set forth below (as evidenced by an automatically generated confirmation of transmission) . Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email . 1 s . 2 7' 1 i m 1 ; Ƒ 1¥ 1 E l 1¥1, 1J:1:tl2:1:.tl::tior: For the purpose of notices, the addresses of the Parties are as follows: 15 Jt ftj: Strictly Confidential

:t;: Ai:E C #II) f4tt i0i † 'J mi A: Pledgee: Dayourenzai (Shenzhen) Technology Co., Ltd. “ fu!.tl:: :l;J I I rtH M 8 3 I R t i { H!ri1fti ' JIU I x :f t JJ l t = # J fil i fJr ti t i f * fi i:p ,t,, A.B A4209A26 Address: A4209A26 of Tower A.B, Xintian Century Business Center, west of Shixia North 2nd Street, Shixia Community, Fubao Street, Futian District, Shenzhen Attn: it - 1 - !II 1tf:: Email: * * LI Zanyu :l;Jilrn1¥JLUIR.!!J#i#Jm:f;: UIR$ I]li “ fu:f;:/I C 360 4 .JG 67J 1: Party B1 : !iB!.tl:: Address: Uni t 3604 of Towe r C , China Resources Lan d Building, Dachong Community , Yuehai Street , Nansha n District , Shenzhen it - 1 - m {tf:: sam.l@dhssys.com Email: 67J 2: i,M}g Party B2: XIE Jing !fu!.tl:: :l;Jilrnf¥JLU IR.!!J#i#Jm:f;:i1=Pf “ IR$ IJ1i!fu:f;:JI C 360 4 .JG Address: Unit 3604 of Tower C, China Resources Land Building, Dachong Community, Yuehai Street, Nanshan District, Shenzhen it - 1 - !ll {tf:: charles.x@dhssys.com Email: p;j1J : :f;:if - ¥ C :l;Jil ) wL@,;f,J.t t l!0irJ Party C: Daheshou (Shenzhen) Information Technology Co., Ltd. “ fu!.tl:: #I I rnf¥ J L U I x .!!J#i#Jm:f;:i1=P U I x $ IJli!iB:f;:J I c 3604 . JG Address: Unit 3604 of Tower C, China Resources Land Building, Dachong Community, Yuehai Street, Nanshan District, Shenzhen *IM* i&ftf:A: Attn: it - 1 - !l l {tf:: sam.l@dhssys.com Email: 1 5 .3 1 f { - 1 J i:i J :,is : i,m5:i: : 1¥ J 1 J M i lt - t j t {t h 1 t 1 J 'jj: _ ll i 3ffi . ? * ;ll i m ? ; Ƒ l¥ J !t g !.tl: 0 c& j t i& Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section. 16. ?tttltt Severability 16 WWJt11:j: Strictly Confidential

** W ffW - &d & ffl ffW - d aew 1 r o o • • ' * d e y ff , * W tt,* ttdey ff t t † affW1fO O dff l o 1r † Rt t a&• . $ W ey & 1fAAffl •* - ® ' * d ey ff . w • m m *m ey - ® ' * d ff M m *ffl o In the event that one or several of the provisions of this Contract are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect . The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions . 17. ffl{tf: Attachments * W M # . * W ey * il l $*o The attachments set forth herein shall be an integral part of this Agreement. 18. .fll{ i;& Effectiveness and Amendments 18.1 * i,5( El 1fiE z. B .1L *15J5(9} $Jl - ff16$l01!! 1J9} $ 1t16$Bt1L This Agreement shall become effective upon execution by the Parties, until the Contract Obligations have been fully performed and the Secured Indebtedness have been fully paid . 18.2 x1 * W f t ll i fffii J 1 iT , 1 i: & 1 "ff, , 1 6 - 4f i - 1 f 001 f f1 = ll i o * i5 l f i: & 11J , i5 l lo 1 "ff , i5 l * i5 l H{ ] il l $ * t • M 1f Jl: *11J,i5ll5l• - ho Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties . Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement . 19. i1f .fllltl* Language and Counterparts * W - filffl ffEo - . - Efil,M A,lliMA 1f - f . i • l o * AA * AA*z . ff M - . AA* This Agreement is written in Chinese and English in five copies. Each of the Pledgors, the Pledgee and Party C shall hold one copy respectively and the other 17 WWJt# Strictly Confidential copy shall be used for registration. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail. 2/ s Y : i J t # - J/ 1 :ff I/ , i f : 1 h £ a The Remainder of this page is intentionally left blank 18 WX 14 Strictly Confidential

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

质权人：　大有人在（深圳）科技有限公司
**Pledgee:**　Dayourenzai (Shenzhen) Technology Co., Ltd.

签字：
By: ________________
姓名：　李璠宇
Name:　LI Zanyu
职位：　法定代表人
Title:　Legal Representative

ޥଡиࠕ ͧ ՞ݱٛ҄ڰকҾܪ޴ࣩі਽иݧநے૩ݺޫढ़঵гޯ৐޴ઔ㝅Ԣ ੠мԮ࣏ݝ ͧ јމҔ؋ ͩ IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute ࣒ is Eq ⢞ ty Interest Pledge Agreement as of the date first above written. Ӟઔ ъ z Pledgor: ▲ ݱ 11 㬜䛑؊ Pa rty Bl : L I Z an yu ढ़؀ ͵ By: ▲ ݱ 2: અ杙 P a rt y Bl : XIE Jing

. nB m * M B M •T * M i - 5U:t : e p 1:. , BI: H o IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written . ƒ pgn: :k,g -- = f (ll:IJII) ffi , - t t ll0irJ Party C: Daheshou (Shenzhen) Information Technology Co., Ltd. Name: LI Zanyu IUHft : $f£ 1 *A Title: Legal Representative

附件：
Attachments:

1. 丙方股东名册；
Shareholders' Register of Party C;

2. 丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3. 独家业务合作协议；
Exclusive Business Cooperation Agreement;

4. 独家购买权协议；
Exclusive Option Agreement;

5. 授权委托书。
Power of Attorney.